Exhibit 99.1

Shore Bancshares, Inc. and The Community Financial Corporation
Complete Merger

Easton, MD., - July 3, 2023 – Shore Bancshares, Inc. (NASDAQ: SHBI) (“SHBI”), the financial holding company of Shore United Bank, N.A. (“Shore United”), and The Community Financial Corporation (“TCFC”), the bank holding company of Community Bank of the Chesapeake (“CBC”), announced today the closing of their previously announced merger of equals, combining the two premier banks to create one of Maryland’s top community banks.

Lloyd L. “Scott” Beatty, Jr., former President and Chief Executive Officer of SHBI, commented, “Bringing together two of Maryland’s leading community banks is a historic achievement and holds enormous potential to benefit our customers and the communities we serve, as well as to drive shareholder value and our company’s long-term growth. I’m especially proud of our organizations’ management teams whose hard work, perseverance, and truly collaborative spirit made this combination of like-minded banks possible.”

“We have great respect for Scott, his management team and the significant organic and strategic growth built through his tenure,” said James M. Burke, President and Chief Executive Officer of the combined company. “I am proud to succeed Scott and to lead the combined management team. We have a tremendous opportunity to deliver enhanced shareholder returns by building upon our combined bank’s commitment to the success and prosperity of all our stakeholders. We will execute a business strategy with a focus on delivering exceptional customer service and increasing shareholder value while continuing to honor our community values.”

The combined organization has approximately $6.0 billion in assets with approximately $4.5 billion in loans and $5.1 billion in deposits throughout its operations through locations spanning Maryland, Virginia and Delaware. All branches of the combined company will operate under the Shore United banner once the integration is completed. SHBI’s and Shore United’s corporate headquarters remain in Easton, Maryland. The combined company will trade under SHBI’s ticker symbol (SHBI) on the Nasdaq Global Select Stock Market.

Customers Should Continue to Bank as They Normally Do

CBC will initially operate under both the CBC and Shore United brands, and customers will continue to conduct business through their respective CBC and Shore United branches, websites and mobile apps. The combined company expects to combine its systems and services in the third quarter of 2023. CBC customers can find additional information at http://www.cbtc.com/landing-pages/sub-merge/, and Shore United customers can find additional information at www.shoreunitedbank.com.

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Board of Directors

The combined company’s Board of Directors consists of 20 members, with 12 directors from SHBI and eight directors from TCFC:

•         Alan J. Hyatt (Chair)

•         Austin J. Slater, Jr. (Vice Chair)

•         Michael B. Adams

•         James M. Burke

•         R. Michael Clemmer, Jr.

•         William E. Esham, III

•         Louis P. Jenkins, Jr.

•         David S. Jones

•         James A. Judge

•         Clyde V. Kelly, III

•         John A. Lamon

•         Frank E. Mason, III

•         Rebecca M. McDonald

•         David W. Moore

•         Mary Todd Peterson

•         E. Lawrence Sanders, III

•         Joseph V. Stone, Jr.

•         Esther A. Streete

•         Konrad M. Wayson

•         Dawn M. Willey

Closing Details

At the effective time of the merger on July 1, 2023, each share of TCFC common stock was converted in the right to receive 2.3287 shares of SHBI common stock, with TCFC shareholders receiving cash in lieu of fractional shares. Former TCFC shareholders collectively represent approximately 40% of the combined company. Shares of TCFC common stock ceased trading prior to the opening of the Nasdaq Global Select Stock Market on July 3, 2023.

Advisors

Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to SHBI in the transaction and delivered a fairness opinion to the Board of Directors of SHBI. Holland & Knight LLP served as legal counsel to SHBI. Piper Sandler & Co. acted as financial advisor to TCFC and delivered a fairness opinion to the Board of Directors of TCFC. Kilpatrick Townsend & Stockton LLP served as legal counsel to TCFC.

About Shore Bancshares, Inc.

SHBI is the largest independent financial holding company headquartered on the Eastern Shore of Maryland. It is the parent company of Shore United. Shore United operates 30 full-service branches, 32 ATMs, 5 loan production offices, and provides a full range of commercial and consumer banking products and services to individuals, businesses, and other organizations in Anne Arundel County, Baltimore County, Caroline County, Dorchester County, Howard County, Kent County, Queen Anne’s County, Talbot County and Worcester County in Maryland, Kent County and Sussex County in Delaware and in Accomack County, Virginia. SHBI engages in trust and wealth management services through Wye Financial Partners, a division of Shore United.

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FORWARD-LOOKING STATEMENTS

This Press Release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of SHBI. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on SHBI’s current expectations and assumptions regarding SHBI’s and TCFC’s business, the economy, and other future conditions. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing war in Ukraine; the possibility that the anticipated benefits of the Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where SHBI and TCFC do business; the possibility that revenues following the Merger may be lower than expected; the ability to complete integration of SHBI and TCFC successfully; the dilution caused by SHBI’s issuance of additional shares of its capital stock in connection with the Merger; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; the transition away from USD LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; and other factors that may affect our future results. Further information regarding SHBI, TCFC and factors which could affect the forward-looking statements contained herein can be found in SHBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Report on Form 10-Q for the period ended March 31, 2023, and its other filings with the SEC, and in TCFC’s Annual Report on Form 10-K and Amendment No. 1 to TCFC’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, TCFC’s Quarterly Report on Form 10-Q for the period ended March 31, 2023 and its other filings with the SEC. SEC filings are available free of charge on the SEC's website at www.sec.gov.

For additional information or questions, please contact:

Donna J. Stevens

Chief Operating Officer

Shore Bancshares, Inc.

(410) 763-7800

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